SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

Date of Report (Date of earliest event reported): August 11, 2017

AIRBORNE WIRELESS NETWORK
(Exact name of Company as specified in its charter)

Nevada	333-179079	27-4453740
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

4115 Guardian Street, Suite C, Simi Valley, California 93063

(Address of principal executive offices)

(805) 583-4302

(Company’s Telephone Number)

____________________________________________________

(Former name, address and telephone number specified on last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As of August 11, 2017, Airborne Wireless Network, a Nevada corporation (the “Company”), entered into a design and manufacturing services agreement with ViaLight Communications, GmbH (ViaLight”), a developer of laser based high-speed communication products (“Design and Manufacturing Agreement”). Pursuant to the Design and Manufacturing Agreement, the Company and ViaLight shall collaborate in the development of a certain custom hybrid frequency-laser based communication system product(s) for use by the Company in connection with the Company’s existing proprietary technology (for use by the Company in connection with the Company’s ongoing development of the Airborne Wireless Network’s Infinitus Information Super Highway, linking land based wireless communications systems to aircraft and/ or ground stations). The specific pricing, payment specifications and delivery requirements of each product and equipment delivery (“Product”) under the Design and Manufacturing Services shall be contained in a written purchase order (“Specific Product Terms”) Among other things, in addition to these Specific Product Terms, the Design and Manufacturing Agreement provides for the system of placing and finalizing Product orders, engineering change orders, Product delivery parameters, reporting, communication, Product quality control, respective intellectual property rights of the parties, non-competition/non-solicitation, and cancellation rights. The Design and Manufacturing Services Agreement is for a term of five (5) years from the Effective Date, with automatic renewals for additional one (1) year periods (on the same terms), with at least one (1) year notice.

The foregoing information regarding the Design and Manufacturing Services Agreement does not purport to be complete and is qualified in its entirety by reference to the Design and Manufacturing Services Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated here by this reference.

ITEM 7.01 REGULATION FD

On August 15, 2017, the Company issued a press release announcing the Design and Manufacturing Services Agreement.

A copy of that press release is attached to this Current Report as Exhibit 99.1. In accordance with General Instruction B.2 of the Form 8-K, the information set forth in this ITEM 7.01 and in that press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth this ITEM 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Number	Exhibits

	10.1	Design and Manufacturing Services Agreement between Airborne Wireless Network and ViaLight Communications Gmbh.

	99.1	Press Release dated August 15, 2017, announcing the Design and Manufacturing Services Agreement between Airborne Wireless Network and ViaLight Communications Gmbh.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE WIRELESS NETWORK

Date: August 15, 2017	/s/ Michael Warren
Michael Warren
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Design and Manufacturing Services Agreement between Airborne Wireless Network and ViaLight Communications Gmbh.

99.1	Press Release dated August 15, 2017, announcing the Design and Manufacturing Services Agreement between Airborne Wireless Network and ViaLight Communications Gmbh.

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